                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) JULY 27, 2005

                        --------------------------------

                                MASCO CORPORATION
               (Exact name of Registrant as Specified in Charter)

         DELAWARE                       1-5794                  38-1794485
    -----------------                ------------              -------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                       Identification No.)

21001 VAN BORN ROAD, TAYLOR, MICHIGAN                   48180
----------------------------------------              ----------
(Address of Principal Executive Offices)              (Zip Code)

                                 (313) 274-7400
               --------------------------------------------------
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      The forms of the restricted stock award agreement and of the stock option grants under the Masco Corporation 2005 Long Term Stock Incentive Plan (the "2005 Plan") are being filed herewith.


ITEM 9.01.

      (c) Exhibits

      10.1 Form of Restricted Stock Award Agreement under the Masco Corporation 2005 Long Term Stock Incentive Plan.

      10.2 Form of Stock Option Grant under the Masco Corporation 2005 Long Term Stock Incentive Plan.

      10.3 Form of Stock Option Grant for Non-Employee Directors under the Masco Corporation 2005 Long Term Stock Incentive Plan.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MASCO CORPORATION

                                        By: /s/ John R. Leekley
                                            Name: John R. Leekley
                                            Title: Senior Vice President
                                                    and General Counsel

July 27, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                              DESCRIPTION
10.1        Form of Restricted Stock Award Agreement under the Masco Corporation
            2005 Long Term Stock Incentive Plan.

10.2        Form of Stock Option Grant under the Masco Corporation 2005 Long
            Term Stock Incentive Plan.

10.3        Form of Stock Option Grant for Non-Employee Directors under the
            Masco Corporation 2005 Long Term Stock Incentive Plan.